UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 4, 2023
(Date of earliest event reported: March 31, 2023)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11178	Revlon, Inc.	13-3662955
Delaware One New York Plaza New York, New York, 10004 212-527-4000

33-59650	Revlon Consumer Products Corporation	13-3662953
Delaware One New York Plaza New York, New York, 10004 212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REVRQ	*
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an “emerging growth company” as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

* Revlon, Inc.’s Class A Common Stock began trading exclusively on the over-the-counter market on October 21, 2022 under the symbol REVRQ.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on June 15, 2022 (the “Petition Date”) and June 16, 2022, Revlon, Inc. (“Revlon”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation” and together with Revlon, the “Company”) (the chapter 11 filing entities collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases (the “Chapter 11 Cases”) are being administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On March 31, 2023, the Debtors filed the Third Amended Joint Plan of Reorganization of Revlon, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 1727] (as may be amended, supplemented, or otherwise modified from time to time, and including all exhibits and supplements thereto, the “Plan”). A copy of the Third Amended Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 3, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan. The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the Plan Supplement as the same has been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan or Confirmation Order.

The Company is currently targeting an Effective Date occurring on or before April 28, 2023.

On the Effective Date, Revlon intends to terminate its registration of Revlon’s Class A Common Stock under the Securities Exchange Act of 1934 (the “Exchange Act”) and cease filing any further periodic or current reports with the Securities and Exchange Commission (the “SEC”). Although the Company is targeting occurrence of the Effective Date as soon as reasonably practicable, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary describes only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order.

Pursuant to the Plan, there will be a restructuring that provides for, among other things, the treatment for classes of claims and interests as follows:

●	FILO ABL Claims. Each holder of a claim under the ABL Facility Credit Agreement to be repaid in full in cash;

●
OpCo Term Loan Claims. Each holder of OpCo Term Loan Claims (2016 Term Loan Claims and 2020 Term B-3 Loan Claims against the “Opco” Debtors) to receive (a) its pro rata share of cash in the amount of $56 million or (b) if such holder makes or is deemed to make the Class 4 Equity Election, such holder’s pro rata share of 18% of (i) the New Common Stock issued on the Effective Date, prior to and subject to dilution by any New Common Stock issued in connection with the Equity Rights Offering, including, for the avoidance of doubt, any New Common Stock issued pursuant to the Backstop Commitment Agreement, in connection with any MIP Awards, and/or upon the exercise of the New Warrants, and (ii) the Equity Subscription Rights; provided that holders of no more than $334 million of OpCo Term Loan Claims are permitted to elect to receive cash;

●
2020 Term B-1 Loan Claims. Each holder of 2020 Term B-1 Loan Claims to receive, either (a) a principal amount of first lien take-back loans equal to such holder’s Allowed 2020 Term B-1 Loan Claim with $20 million of the adequate protection payments payable on March 8, 2023 deferred to the earlier of the termination of the Restructuring Support Agreement and the Effective Date, and then waived under the Plan upon the Effective Date or (b) an amount of cash equal to the principal amount of first lien take-back term loans that otherwise would have been distributable to such holder under clause (a);

●
2020 Term B-2 Loan Claims. Each holder of 2020 Term B-2 Loan Claims to receive its pro rata share of 82% of (a) the New Common Stock issued on the Effective Date, prior to and subject to dilution by any New Common Stock issued in connection with the Equity Rights Offering, including, for the avoidance of doubt, any New Common Stock issued pursuant to the Backstop Commitment Agreement, in connection with any MIP Awards, and/or upon the exercise of the New Warrants, and (b) the Equity Subscription Rights;

●	BrandCo Third Lien Guaranty Claims. Holders of third lien guaranty claims against the “BrandCo” Debtors to receive no recovery or distribution on account of such claims against the “BrandCo” Debtors;

●
Unsecured Notes Claims. Each holder of unsecured notes claims against the Debtors to receive such holder’s pro rata share of New Warrants, which will have a 5-year term and be exercisable to purchase an aggregate number of shares of the New Common Stock equal to 11.75% of the New Common Stock (after giving effect to the full exercise of the New Warrants and the issuance of New Common Stock in connection with the Equity Rights Offering (including, for the avoidance of doubt, any New Common Stock issued pursuant to the Backstop Commitment Agreement)), subject to dilution by any New Common Stock issued in connection with Reorganized Holdings’ management incentive plan), which will be issued by Reorganized Holdings on the Effective Date with a strike price set at an enterprise value of $4 billion;

●
General Unsecured Claims. Each holder of a general unsecured claim (“General Unsecured Claims”) in a class that votes to accept the Plan to receive its pro rata share of the amount of $44 million and retained preference action net proceeds allocated to such class;

●	Qualified Pensions. Qualified pension plans to be reinstated; and

●
Interests in Revlon. Interests in Revlon, including holders of Revlon’s Class A Common Stock prior to emergence, to receive no recovery or distribution on account of such interests, and upon emergence from Chapter 11, all such pre-emergence interests in Revlon, including Revlon’s Class A Common Stock, will be canceled, released, extinguished, and discharged, and will be of no further force or effect.

Pursuant to section 1123(b)(3) of the Bankruptcy Code and Rule 9019 of the Federal Rules of Bankruptcy Procedure, the Plan contains and effects global and integrated compromises and settlements (collectively, the “Plan Settlement”) of all actual and potential disputes between and among the Debtors (including, for clarity, between and among the “BrandCo” entities, on the one hand, and the “OpCo” or “Non-BrandCo” entities, on the other hand), the Creditors’ Committee, the Consenting BrandCo Lenders, and the Consenting 2016 Lenders and all other disputes that might impact creditor recoveries, including, without limitation, any and all issues relating to:

●
the allocation of the economic burden of repayment of the ABL DIP Facility and Term DIP Facility and/or payment of adequate protection obligations provided pursuant to the Final DIP Order among the Debtors;

●	any and all disputes that might be raised impacting the allocation of value among the Debtors and their respective assets, including any and all disputes related to the Intercompany DIP Facility; and

●
any and all other Settled Claims, including all claims arising in respect of the Debtors’ historical financing transactions, including the 2019 Financing Transaction and the BrandCo Financing Transaction.

The Plan also incorporates a settlement (the “Hair Straightening Settlement”) between the Debtors and Hair Straightening Claimants, which is affirmatively supported by, among others, the Consenting BrandCo Lenders and certain of the Debtors’ insurers.

Upon confirmation of the Plan, the Plan Settlement and the Hair Straightening Settlement will be binding upon all creditors and all other parties in interest pursuant to section 1141(a) of the Bankruptcy Code.

As of March 1, 2023, the Company had 54,302,001 issued and outstanding shares of Revlon’s Class A Common Stock. Pursuant to the Plan, the Company will, as of the Effective Date: (a) cancel all outstanding shares of Revlon’s Class A Common Stock, (b) issue approximately 50,000,000 shares of the New Common Stock, including shares of the New Common Stock on account of the Equity Subscription Rights; (c) reserve for issuance up to approximately 6,657,224 shares of New Common Stock on account of the New Warrants, which share reserve shall be subject to change in accordance with the terms of the Warrant Agreement; and (d) reserve for issuance up to approximately 4,593,829 shares of New Common Stock on account of an equity incentive plan, the terms and conditions of which will be determined following the Effective Date.

As of the Effective Date, the Company expects to have an aggregate of approximately 50,000,000 shares of New Common Stock issued and outstanding.  The New Common Stock is not expected to be listed on any national securities exchange.

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Annual Report on Form 10-K for the period ended December 31, 2022, filed with the SEC on March 17, 2023.

Item 7.01	Regulation FD Disclosure.

Press Release Announcing Confirmation Order

On April 4, 2023, Revlon issued a press release announcing the Bankruptcy Court’s entry of the Confirmation Order. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Updated Liquidity Forecast

In connection with the Chapter 11 Cases, the Company provided an updated liquidity forecast to certain of its lenders and other constituencies in the Chapter 11 Cases (the “Liquidity Forecast”).  The Liquidity Forecast is attached as Exhibit 99.3 hereto.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 8.01.	Other Events.

In connection with the completion of the Debtors’ restructuring and emergence from Chapter 11, Revlon intends to file a Form 15 with the SEC on the Effective Date for the purpose of terminating the registration of Revlon’s Class A Common Stock under the Exchange Act. Upon filing the Form 15 for the Class A Common Stock, Revlon will immediately cease filing any further periodic or current reports or other filings with the SEC under the Exchange Act.

Products Corporation is a voluntary filer under the rules of the Exchange Act and is not required to file reports under Section 13(a) or 15(d) of the Exchange Act. In connection with the completion of the Debtors’ restructuring and emergence from Chapter 11, Products Corporation will cease its voluntary reporting with the SEC under the Exchange Act as of the Effective Date.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to emerge as a privately held company by the Effective Date, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
2.1	Confirmation Order, dated April 3, 2023.

99.1	Third Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated March 31, 2023.

99.2	Press Release, dated April 4, 2023.

99.3	Liquidity Forecast.

104	Exhibit 104 Cover page from this Current Report on Form 8‑K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2023
REVLON, INC.

By:	/s/ Andrew Kidd
Name:	Andrew Kidd
Title:	Executive Vice President, General Counsel

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Andrew Kidd
Name:	Andrew Kidd
Title:	Executive Vice President, General Counsel